SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                   June 5, 2001


                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                       -------------------------------------
                (Exact name of company as specified in its charter)


       DELAWARE                  1-4717                   44-0663509
---------------------         -------------           -------------------
(State or other jurisdiction  (Commission file        (IRS Employer
   of incorporation)             number)              Identification Number)


                 114 West 11th Street, Kansas City, Missouri 64105
                 -------------------------------------------------
                (Address of principal executive offices) (Zip Code)


                 Company's telephone number, including area code:

                                (816) 983 - 1303

                                 Not Applicable

           (Former name or former address if changed since last report)

Item 5.     Other Events

On June 5, 2001, Kansas City Southern Industries, Inc. ("KCSI" or "Company") announced that former U.S. Secretary of Transportation Rodney E. Slater has been named to its Board of Directors.

On June 7, 2001, KCSI announced that it plans concurrent public offerings of $115 million of mandatory convertible units and 4 million shares of its common stock.

Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.                         Document

            (99)                                Additional Exhibits

            99.1 Press Release issued by Kansas City Southern Industries, Inc. dated June 5, 2001 entitled,
                                                "KCSI Names Former Secretary
                                                Rodney Slater to Board of
                                                Directors", is attached hereto
                                                as Exhibit 99.1


            99.2 Press Release issued by Kansas City Southern Industries, Inc. dated June 7, 2001 entitled,
                                                "Kansas City Southern
                                                Industries, Inc. Plans Public
                                                Offerings", is  attached hereto
                                                as Exhibit 99.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kansas City Southern Industries, Inc.


Date: June 11, 2001                         By: /s/  Louis G. Van Horn
                                               ----------------------------
                                                    Louis G. Van Horn
                                             Vice President and Comptroller
                                             (Principal Accounting Officer)

EXHIBIT 99.1

                                                          Date: June 5, 2001

Kansas City Southern Industries, Inc.         Media Contact: William Galligan
114 West 11th Street                                         816-983-1551
Kansas City, MO 64105                         e-mail:william.h.galligan@kcsr.com



NYSE Symbol: KSU

KCSI Names Former Secretary Rodney Slater to Board of Directors

Kansas City Southern Industries (KCSI) today announced that former U.S. Secretary of Transportation Rodney E. Slater has been named to its Board of Directors.

In 1997, Mr. Slater was unanimously confirmed as the nation's 13th Secretary of Transportation and served in that position until the end of the Clinton
Administration in January 2001. Under his leadership, the scope and definition of transportation was expanded to include a focus on safety, mobility and access, economic development and trade, the environment and national security.

Prior to becoming Secretary, Mr. Slater was head of the Federal Highway Administration. Several historic initiatives were passed during his tenure including the Transportation Equity Act for the 21st Century (TEA-21), which guarantees a record $200 billion in surface transportation investment through 2003.

Currently, Mr. Slater is a partner in the public policy practice group of Patton Boggs LLP, and serves as head of the firm's transportation practice group in Washington, D.C. At Patton Boggs, he concentrates on many of the public policy and transportation issues that marked his tenure as Secretary of Transportation, including aviation competition and congestion mitigation, high-speed rail corridor development and overall transportation safety and funding.

"We are very pleased and feel particularly fortunate to have an individual of Secretary Slater's stature and experience join our Board of Directors," stated KCSI Chairman, Chief Executive Officer and President, Michael R. Haverty. "He is clearly an innovative and effective leader in U.S. transportation public policy planning and development. Secretary Slater will be an important advisor to KCS as we continue to develop our strategic direction for the future."

"I am honored to serve one of our nation's premiere railroad companies, especially since I have always been impressed with the North-South focus of Kansas City Southern's NAFTA strategy," said former Secretary Slater. "With the advent of NAFTA and the increased opportunities for trade, I see KCS's role as the lynchpin of an integrated North American transportation system."

Mr. Slater holds a Bachelor of Science degree from Eastern Michigan University, and a Juris Doctorate from the University of Arkansas School of Law.

KCSI is a transportation holding company whose primary subsidiary, Kansas City Southern Railway Company, is one of seven Class I railroads. KCSI also owns the Gateway Western Railway Company, as well as having investments in the Texas Mexican Railway, Transportacion Ferroviaria Mexicana, and the Panama Canal Railway Company. The combined rail network comprises approximately 6,000 miles of rail lines that link commercial and industrial markets in the United States and Mexico.

Patton Boggs is a 370-attorney firm with a diverse business, litigation, dispute resolution and public policy practice. With deep bipartisan roots in the Washington, D.C. political arena, Patton Boggs' innovation strategically connects business entities to government. Our integrated practice strengths are nationwide with offices in Washington, D.C.; Northern Virginia; Anchorage, Alaska; Boulder and Denver, Colorado; and Dallas, Texas.

EXHIBIT 99.2

                                                          Date: June 7, 2001

Kansas City Southern                         Media Contact: William Galligan
Industries, Inc.                                            816-983-1551
114 West 11th Street                         e-mail: william.h.galligan@kcsr.com
Kansas City, MO 64105



NYSE Symbol: KSU

           Kansas City Southern Industries, Inc. Plans Public Offerings

Kansas City Southern Industries, Inc. (the Company) announced today that it plans concurrent public offerings of $115 million of mandatory convertible units and 4 million shares of its common stock. While the offerings will be concurrent, they are independent of each other and the completion of one is not contingent on the other. Anticipated proceeds from the offerings will be applied to reduce existing bank debt.

Each mandatory convertible unit will initially consist of a $25 principal amount senior note of The Kansas City Southern Railway Company, a wholly owned subsidiary of the Company, and a purchase contract for the Company's common stock. The number of shares of common stock to be purchased under the purchase contract will be based upon the average trading price of the stock at the time the contract is settled. The joint book running managers for the mandatory convertible unit offering will be JPMorgan and Morgan Stanley with Deutsche Banc Alex. Brown as a co-manager; JPMorgan and Deutsche Banc Alex. Brown will be the joint book running managers for the common stock offering.

The offerings will be made pursuant to a registration statement filed under the Securities Act of 1933, as amended. The Company expects to issue the securities in June. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful. To obtain a written prospectus relating to the mandatory convertible units, please contact: JPMorgan, 60 Wall Street, New York, NY 10260 or Morgan Stanley, 1585 Broadway, New York, NY 10036. To obtain a written prospectus relating to the offering of common stock, please contact: JPMorgan, 60 Wall Street, New York, NY 10260 or Deutsche Banc Alex. Brown, 1 South Street, Baltimore, MD 21202.

Kansas City Southern Industries is a transportation holding company whose primary subsidiary, The Kansas City Southern Railway Company, is one of eight Class I railroads in the United States. The Company also owns the Gateway Western Railway Company, as well as having investments in The Texas Mexican Railway Company, Transportacion Ferroviaria Mexicana, and the Panama Canal Railway Company. The combined rail network comprises approximately 6,000 miles of rail lines that link commercial and industrial markets in the United States and Mexico.

Certain statements included in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Kansas City Southern Industries believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct. Factors that could cause the Company's actual results to differ materially from those contemplated in the forward-looking statements above include, among others, the business or investment considerations disclosed from time to time in the Company's Securities and Exchange Commission filings or in other publicly disseminated written documents.

Kansas City Southern Industries undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For more information, review the Company's filings with the Securities and Exchange Commission.